Exhibit 99.4

360 ENERGY ENGINEERS, LLC

LAWRENCE, KANSAS

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012

AND

INDEPENDENT AUDITORS’ REPORT

A Professional Association • Certified Public Accountant

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

TABLE OF CONTENTS

Page
Independent Auditors’ Report on Financial Statements	1

Balance Sheet	2

Statement of Income and Retained Earnings	3

Statement Cash Flow	4

Notes to Financial Statements	5 - 9

Christopher Kohart, CPA chris@kohartaccount.com Brent Fry BrentFry@kohartaccount.com

360 Energy Engineers, LLC

2029 Becker Dr

Lawrence, Kansas 66047

INDEPENDENT AUDITORS’ REPORT ON FINANCIAL STATEMENTS

We have audited the accompanying balance sheet of 360 Energy Engineers, LLC as of December 31, 2012, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 360 Energy Engineers, LLC as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kohart Accounting, PA

Kohart Accounting, PA

A Professional Association

May 3, 2013

901 Kentucky, Suite 306 Lawrence, Kansas 66044 • Ph: 785-856-2882 • Fax: 785-856-2284

360 ENERGY ENGINEERS, LLC

BALANCE SHEET

As of December 31, 2012

ASSETS

Current Assets
Cash	$518,141
Accounts receivable
Due on contracts, including retainage	154,506
Costs and estimated earnings in excess of billings on uncompleted contracts	56,118
Prepaid expenses and deposits	1,378
Marketable securities	504,784
Total current assets	1,234,927

Property, Plant and Equipment
Property, plant, and equipment	18,142
Less accumulated depreciation	(5,509)
Total property, plant and equipment	12,633

Total Assets	$1,247,560

LIABILITIES AND SHAREHOLDER’S EQUITY

Current Liabilities
Accounts payable	$31,382
Billings in excess of costs and estimated earnings on uncompleted contracts	—
Accrued payroll, withholding and payroll taxes	21,858
Total current liabilities	53,240

Shareholder’s Equity
Paid in capital	50,867
Accumulated other comprehensive income	(3,834)
Retained earnings	1,147,287
Total shareholder’s equity	1,194,320

Total liabilities and shareholder’s equity	$1,247,560

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF INCOME AND RETAINED EARNINGS

For the year ended December 31, 2012

Earned revenues	$3,769,309
Costs of earned revenues	2,446,325

Gross margin	1,322,984

Selling, General, and Administrative Expenses	773,025

Earnings from operations	549,958

Other income (expense)
Interest income	368
Dividend and capital gain income	9,192
Grant income	3,185
Penalties and fines	(353)
Investment fees	(574)
Total other income	11,818

Net Income	561,777

Other comprehensive income (loss)
Unrealized loss on available-for-sales securities	(3,834)

Total Comprehensive Income	557,943

Shareholder’s Equity, January 1	1,128,876

Dividends Paid	(543,365)

Shareholder’s Equity, December 31	1,143,453

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF CASH FLOW

For the year ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Total comprehensive income	$557,943
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	3,840
Unrealized loss(gain)	3,834
(Increase) decrease in current assets
Accounts receivable - Contracts, including retainage	34,640
Costs and estimated earnings in excess of billings on uncompleted contracts	188,241
Prepaid expenses	13,336
Increase (decrease) in current liabilities
Accounts payable	(54,368)
Billings in excess of costs and estimated earnings on uncompleted contracts
Accrued payroll, withholding, and payroll taxes	(17,899)
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	729,567

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	(500,000)
Reinvestment of investment income, net of fees	(8,618)
Purchase of property, plant and equipment	(5,267)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(513,885)

CASH FLOWS FROM FINANCING ACTIVITIES
Additional Paid in Capital	—
Dividends paid	(543,365)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(543,365)

NET INCREASE (DECREASE) IN CASH	(327,682)

CASH AT BEGINNING OF PERIOD	845,824

CASH AT END OF PERIOD	$518,141

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Company Activities and Operating Cycle — The Company is engaged in the energy services industry. A majority of its contracts are fixed-price type contracts that are completed within a year, although some may extend over one or more years.

Cash and Cash Equivalents — For the purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Revenue Recognition — The Company’s revenue is derived primarily form providing engineering services under fixed-fee arrangements. The revenue is recognized on the percentage-of-completion method, measured by the proportion of costs incurred to date to estimated total costs for each job. This method is used because management considers costs incurred to be the best available measure of progress on jobs in process.

The costs of jobs in process include all direct material and labor costs and those indirect costs related to job performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted jobs are made in the period in which the revisions are determined. The costs of jobs in process are charged to earnings on the percentage-of-completion method used to recognize revenues.

The asset “Costs and estimated earnings in excess of billings on uncompleted contracts,” represent revenues recognized in excess of amounts billed. The liability “Billings in excess of costs and estimated earnings on uncompleted contracts,” represent billings in excess of revenues recognized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during that reporting period. Actual results could differ from those estimates.

S Corporation — Income Tax Status — The Company is organized as a Limited Liability Company in the State of Kansas, with the consent of its members, the Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Advertising — The Company expense advertising production costs as they are incurred and advertising communication costs the first time the advertising takes place.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (continued)

Trade Accounts Receivable — Trade accounts receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that accounts receivable is fully collectible; accordingly, no allowance for doubtful accounts is required.

Investments — The Company classifies its marketable securities as “available for sale.” Securities classified as “available for sale” are carried in the financial statements at fair value. Realized gains and losses, determined using the first-in, first-out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.

Fair value measurements - The Company has adopted the provisions of FASB ASC 320-10. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining the fair value, the Company uses Level 1 valuation as defined in FASB ASC 320-10. Level 1 valuations are based on quoted prices in active markets for identical assets or liabilities that the Association has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Note 2 — Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of temporarily cash investments, accounts receivable due on contracts and costs and estimated earnings in excess of billings on uncompleted contracts. The company places its temporary cash investments with a financial institution; however for the year ended December 31, 2012, the Company had not limited its credit exposure with this financial institution for temporary cash investments in excess of FDIC depository insurance and repurchase agreements from the financial institution secured by securities guaranteed by the United States of America. The Company’s credit exposure for the year ended December 31, 2012 was $778,210.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 2 — Concentration of Credit Risk (continued)

On November 9, 2010, the FDIC issued a Final Rule implementing section 343 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that provides for unlimited insurance coverage of noninterest-bearing transaction accounts. Beginning December 31, 2010, through December 31, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balance of the account, at all FDIC-insured institutions. The unlimited insurance coverage is available to all depositors, including consumers, businesses, and government entities. This unlimited insurance coverage is separate from, and in addition to, the insurance coverage provided to a depositor’s other deposit accounts held at an FDIC-insured institution.

The Company’s customers are mainly located within an approximate radius of 500 miles of Lawrence, Kansas. The Company is exposed to a regional concentration of credit risk in accounts receivable due on contracts in the amount of $154,506 as of December 31, 2012, and costs and estimated earnings in excess of billings in uncompleted contracts in the amount of $56,118 as of December 31, 2012.

Note 3 — Trade Accounts Receivable

Amounts due on contracts as of December 31, 2012, were as follows:

Completed contracts	$52,865
Progress billing on uncompleted contracts	101,641
Retainage

$154,506

Note 4 — Investments

Available-for-sale securities are carried in the financial statement at fair value. Net unrealized holding losses on available-for-sale securities in the amount of $3,834 for the year ended December 31, 2012, have been included in accumulated other comprehensive income. All unrealized losses at December 31, 2012 were held less than 12 months.

The Company’s investment in marketable equity securities consists primarily of investment in open/closed end mutual funds. The unrealized losses does not impend on the Company’s evaluation of the fair value assessment to be other-than-temporary and the Company’s intent and ability to hold these investment for a reasonable period of time sufficient for a forecasted recovery of fair value at December 31, 2012.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 5 — Contracts in Progress

Information relative to contracts in progress as of December 31, 2012 is as follows:

Expenditures on uncompleted contracts	$490,421
Estimated net earnings	355,168
845,589
Less billings to date	(789,471)

Billings over (under) costs and estimated earnings	$56,118

Included in accompanying financial statements in:

Cost and estimated earnings in excess of billings on uncompleted contracts	$56,118
Billings in excess of costs and estimated earnings on uncompleted contracts	—

$56,118

Note 6 — Property, Plant, and Equipment

Construction equipment, vehicles and office equipment are recorded at cost and are depreciated over their estimated useful lives on the straight-line method. Lives vary from 5 to 7 years for equipment and vehicles. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to expense as incurred, significant renewals and betterments are capitalized. The depreciation expense for the years ended December 31, 2011 was $3,840.

Property, plant and equipment consisted of the following at December 31, 2012:

Office Equipment	$18,142
Accumulated Depreciation	(5,509)

$12,633

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 7 — Paid-in Capital

Prior to January 1, 2001, the Company accounted for capital as a partnership. Effective January 1, 2001, the capital amount was reclassified as paid-in capital in order to be consistent with the Company’s current treatment as a subchapter S corporation.

Note 8 — Guarantee of Contract Performance

No more than 18 months following the completion of each project, the Company shall provide the customer a savings report identifying the Actual Energy Savings achieved during a period of 12 consecutive months during the period following the completion.

In the event that the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee, the Company shall reimburse the customer for the full amount of the difference between the Actual Energy Savings and the Energy Savings Guarantee, as described in the specific contract. Based on the information gathered as part of it monitoring of risks, the Company believes there is only a remote possibility the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee and the Company will be required to perform under the guarantee.

Note 9 — Profit Sharing Plan

The Company provides a 401(k) retirement plan for its employees. At the option of the Company, it may contribute a discretionary percentage to the plan following year-end.

Note 10 — Subsequent Events

Subsequent events were evaluated through May 3, 2013, which is the date of financial statements were available to be issued.

Note 11 — Risk Management

The Company is exposed to various risks of loss related to limited torts; theft of, damage to and destruction of assets; errors and omissions and natural disasters for which the Company carries commercial insurance. There have been no significant reductions in coverage from the prior year and settlements have not exceeded coverage.